UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2026

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	001-31543	92-3550089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2685 S. Melrose Drive

Vista, CA 92081

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 877-505-3589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FLUX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Committed Equity Facility

On May 15, 2026, Flux Power Holdings, Inc., a Nevada corporation (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) and a related registration rights agreement, dated as of May 15, 2026 (the “Registration Rights Agreement”), with Roth Principal Investments, LLC (“Roth Principal Investments”). Upon the terms and subject to the satisfaction of the conditions contained in the Purchase Agreement, the Company has the right, in the Company’s sole discretion, to sell to Roth Principal Investments up to $40,000,000 of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain limitations contained in the Purchase Agreement (the “Commitment Amount”), from time to time during the term of the Purchase Agreement through one or more Market Open Purchases, Intraday Purchases, Pre-Market Purchases and Post-Market Purchases on any Purchase Date (each term as defined below). Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the Company’s option, and the Company is under no obligation to sell any securities to Roth Principal Investments under the Purchase Agreement.

In accordance with the Company’s obligations under the Registration Rights Agreement, the Company has agreed to file a registration statement to register under the Securities Act of 1933, as amended (the “Securities Act”), the offer and resale by Roth Principal Investments of up to 38,461,538 shares of Common Stock (the “Purchase Shares”) that the Company may, in the Company’s sole discretion, elect to sell to Roth Principal Investments, from time to time from and after the Commencement Date (defined below) pursuant to the Purchase Agreement.

Upon the initial satisfaction of each of the conditions to Roth Principal Investments’ purchase obligations set forth in the Purchase Agreement (the initial satisfaction of all of such conditions, the “Commencement”), none of which are within Roth Principal Investments’ control, including that the registration statement shall have been declared effective by the SEC, the Company has the right, but not the obligation, from time to time at the Company’s sole discretion for a period of up to 36 months (unless the Purchase Agreement is earlier terminated), beginning on the date on which the Commencement occurs (such date, the “Commencement Date” and such period, the “Commitment Period”), to direct Roth Principal Investments to purchase a specified number of shares of Common Stock (each, a “Market Open Purchase”), not to exceed the lesser of (such lesser number of shares, the “Market Open Purchase Maximum Amount”): (i) 2,000,000 shares of Common Stock and (ii) up to a certain percentage (not to exceed 25.0%), which the Company will specify in the applicable Market Open Purchase Notice (as defined below) for such Market Open Purchase (such specified percentage, the “Market Open Purchase Percentage”), of the total aggregate number (or volume) of shares of the Company’s Common Stock traded on Nasdaq during the applicable Market Open Purchase Valuation Period (as defined below) for such Market Open Purchase (such specified number of shares to be purchased by Roth Principal Investments, adjusted as necessary to give effect to the applicable Market Open Purchase Maximum Amount as set forth in the Purchase Agreement, the “Market Open Purchase Share Amount”), by timely delivering written notice of such Market Open Purchase to Roth Principal Investments (each, a “Market Open Purchase Notice”) after 7:30 a.m. and prior to 9:00 a.m., New York City time, on any trading day (each, a “Purchase Date”), so long as (a) the closing sale price of the Company’s Common Stock on Nasdaq on the trading day immediately prior to such Purchase Date is not less than a threshold price of $0.50 (the “Threshold Price”), and (b) all shares of Common Stock subject to all prior Purchases effected by the Company under the Purchase Agreement on or before the trading day immediately preceding such Purchase Date have been timely received by Roth Principal Investments on the applicable Purchase Share Delivery Dates for such prior Purchases in accordance with the Purchase Agreement. Each notice provided by the Company to Roth Principal Investments relating to the sale of Purchase Shares is defined herein as a “Purchase Notice”.

The per share purchase price that Roth Principal Investments is required to pay for shares of Common Stock in a Market Open Purchase effected by the Company pursuant to the Purchase Agreement, if any, will be determined by reference to the volume weighted average price of the Common Stock (the “VWAP”), calculated in accordance with the Purchase Agreement, for the period (the “Market Open Purchase Valuation Period”) beginning at the official open (or “commencement”) of the regular trading session on Nasdaq on the applicable Purchase Date for such Purchase, and ending at the earliest to occur of (i) 3:59 p.m., New York City time, on such Purchase Date or such earlier time publicly announced by the trading market as the official close of the regular trading session on such Purchase Date, (ii) such time that the total aggregate number (or volume) of shares of Common Stock traded on Nasdaq during such Market Open Purchase Valuation Period (calculated in accordance with the Purchase Agreement) reaches the applicable share volume maximum amount for such Market Open Purchase (the “Market Open Purchase Share Volume Maximum”), calculated by dividing (a) the applicable Market Open Purchase Share Amount for such Market Open Purchase, by (b) the Market Open Purchase Percentage the Company specified in the applicable Market Open Purchase Notice for such Market Open Purchase, and (iii) if the Company further specifies in the applicable Market Open Purchase Notice for such Market Open Purchase that a “limit order discontinue election” (a “Limit Order Discontinue Election”) shall apply to such Market Open Purchase, such time that the trading price of the Company’s Common Stock on Nasdaq during such Market Open Purchase Valuation Period (calculated in accordance with the Purchase Agreement) falls below the applicable minimum price threshold for such Market Open Purchase specified by the Company in the Market Open Purchase Notice for such Market Open Purchase, or if the Company does not specify a minimum price threshold in such Market Open Purchase Notice, a price equal to 75.0% of the closing sale price of the Common Stock on the trading day immediately prior to the applicable Purchase Date for such purchase (the “Minimum Price Threshold”), less a fixed 3.0% discount to the VWAP for such Market Open Purchase Valuation Period (calculated in accordance with the Purchase Agreement).

Under the Purchase Agreement, for purposes of calculating the volume of shares of Common Stock traded during a Market Open Purchase Valuation Period, as well as the VWAP for a Market Open Purchase Valuation Period, the following transactions, to the extent they occur during such Market Open Purchase Valuation Period, shall be excluded: (x) the opening or first purchase of Common Stock at or following the official open of the regular trading session on Nasdaq on the applicable Purchase Date for such Market Open Purchase, (y) the last or closing sale of Common Stock at or prior to the official close of the regular trading session on Nasdaq on the applicable Purchase Date for such Market Open Purchase, and (z) if the Company has specified in the applicable Market Open Purchase Notice for such Market Open Purchase that a “limit order continue election” (a “Limit Order Continue Election”), rather than a Limit Order Discontinue Election, shall apply to such Market Open Purchase, all purchases and sales of Common Stock on Nasdaq during such Market Open Purchase Valuation Period at a price per share that is less than the applicable Minimum Price Threshold for such Market Open Purchase.

From and after the Commencement Date, in addition to Market Open Purchases described above, the Company will also have the right, but not the obligation, subject to the continued satisfaction of the conditions set forth in the Purchase Agreement, to direct Roth Principal Investments to purchase, on any trading day that would qualify as a Purchase Date, whether or not a Market Open Purchase is effected on such Purchase Date, a specified number of shares of Common Stock (each, an “Intraday Purchase”), not to exceed the lesser of (such lesser number of shares, the “Intraday Purchase Maximum Amount”): (i) 2,000,000 shares of Common Stock and (ii) up to a certain percentage (not to exceed 25.0%), which the Company will specify in the applicable Intraday Purchase Notice (as defined below) for such Intraday Purchase (such specified percentage, the “Intraday Purchase Percentage”), of the total aggregate volume of shares of the Company’s Common Stock traded on Nasdaq during the applicable “Intraday Purchase Valuation Period” (determined in a similar manner as the Market Open Purchase Valuation Periods for a Market Open Purchase) for such Intraday Purchase (such specified number of shares to be purchased by Roth Principal Investments, adjusted to the extent necessary to give effect to the applicable Intraday Purchase Maximum Amount as set forth in the Purchase Agreement, the “Intraday Purchase Share Amount”), by the delivery to Roth Principal Investments of an irrevocable written purchase notice for such Intraday Purchase, after 10:00 a.m., New York City time (and after the Market Open Purchase Valuation Period for any earlier Market Open Purchase and the Intraday Purchase Valuation Period for the most recent prior Intraday Purchase effected on the same Purchase Date as such applicable Intraday Purchase, if applicable, have ended), and prior to 2:00 p.m., New York City time, on such Purchase Date (each, an “Intraday Purchase Notice”), so long as (i) the closing sale price of the Common Stock on Nasdaq on the trading day immediately prior to such Purchase Date is not less than the Threshold Price and (ii) all shares of Common Stock subject to all prior Purchases (as applicable) effected by the Company under the Purchase Agreement on or before the trading day immediately preceding such Purchase Date, including all prior purchases effected on the same Purchase Date as such applicable Intraday Purchase, have been timely received by Roth Principal Investments on the applicable Purchase Share Delivery Dates for such prior Purchases in accordance with the Purchase Agreement.

The per share purchase price for the shares of Common Stock that the Company elects to sell to Roth Principal Investments in an Intraday Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a Market Open Purchase (including the same fixed 3.0% discount to the applicable VWAP used to calculate the per share purchase price for a Market Open Purchase, as described above), provided that the VWAP for each Intraday Purchase effected on a Purchase Date will be calculated over different Intraday Purchase Valuation Periods during the regular trading session on Nasdaq on such Purchase Date, each of which will commence and end at different times on such Purchase Date.

From and after the Commencement Date, in addition to Market Open Purchases and Intraday Purchases described above, the Company will also have the right, but not the obligation, subject to the continued satisfaction of the conditions set forth in the Purchase Agreement, to direct Roth Principal Investments to purchase shares of Common Stock in one or more Pre-Market Purchases and Post-Market Purchases (each as defined below), on any trading day that would qualify as a Purchase Date.

The Company may direct Roth Principal Investments to purchase a specified number of shares of Common Stock (each, a “Pre-Market Purchase”), not to exceed the lesser of (such lesser number of shares, the “Pre-Market Purchase Maximum Amount”): (i) 1,000,000 shares of Common Stock and (ii) up to a certain percentage (not to exceed 20.0%), which the Company will specify in the applicable Pre-Market Purchase Notice for such Pre-Market Purchase (such specified percentage, the “Pre-Market Purchase Percentage”), of the total aggregate number (or volume) of shares of the Company’s Common Stock traded on Nasdaq during the applicable Pre-Market Purchase Valuation Period for such Pre-Market Purchase (such specified number of shares to be purchased by Roth Principal Investments, adjusted to the extent necessary to give effect to the applicable Pre-Market Purchase Maximum Amount as set forth in the Purchase Agreement, the “Pre-Market Purchase Share Amount”), by the delivery to Roth Principal Investments of an irrevocable written purchase notice for such Pre-Market Purchase (each, a “Pre-Market Purchase Notice”), after 7:00 a.m., New York City time, and prior to 8:30 a.m., New York City time, on any trading day the Company selects as the Purchase Date for such Pre-Market Purchase, so long as (i) the closing sale price of the Common Stock on Nasdaq on the trading day immediately prior to such Purchase Date is not less than the Threshold Price and (ii) all shares of Common Stock subject to all prior Purchases effected by the Company under the Purchase Agreement on or before the trading day immediately preceding such Purchase Date have been timely received by Roth Principal Investments on the applicable Purchase Share Delivery Dates for such prior Purchases in accordance with the Purchase Agreement. The per share purchase price for shares purchased in a Pre-Market Purchase will be calculated in a similar manner as in the case of a Market Open Purchase, except that the VWAP will be calculated over the applicable Pre-Market Purchase Valuation Period and will reflect a fixed 5.25% discount to the VWAP for such Pre-Market Purchase Valuation Period (calculated in accordance with the Purchase Agreement).

The Company may also direct Roth Principal Investments to purchase a specified number of shares of Common Stock (each, a “Post-Market Purchase”), not to exceed the lesser of (such lesser number of shares, the “Post-Market Purchase Maximum Amount”): (i) 1,000,000 shares of Common Stock and (ii) up to a certain percentage (not to exceed 20.0%), which the Company will specify in the applicable Post-Market Purchase Notice for such Post-Market Purchase (such specified percentage, the “Post-Market Purchase Percentage”), of the total aggregate number (or volume) of shares of the Company’s Common Stock traded on Nasdaq during the applicable Post-Market Purchase Valuation Period for such Post-Market Purchase (such specified number of shares to be purchased by Roth Principal Investments, adjusted to the extent necessary to give effect to the applicable Post-Market Purchase Maximum Amount as set forth in the Purchase Agreement, the “Post-Market Purchase Share Amount”), by the delivery to Roth Principal Investments of an irrevocable written purchase notice for such Post-Market Purchase (each, a “Post-Market Purchase Notice”), after 4:05 p.m., New York City time, and prior to 5:00 p.m., New York City time, on any trading day the Company selects as the Purchase Date for such Post-Market Purchase, so long as (i) the closing sale price of the Common Stock on Nasdaq on such Purchase Date is not less than the Threshold Price and (ii) all shares of Common Stock subject to all prior Purchases effected by the Company under the Purchase Agreement on or before the trading day immediately preceding such Purchase Date have been timely received by Roth Principal Investments on the applicable Purchase Share Delivery Dates for such prior Purchases in accordance with the Purchase Agreement. The per share purchase price for shares purchased in a Post-Market Purchase will be calculated in a similar manner as in the case of a Pre-Market Purchase, with a fixed 5.25% discount to the VWAP for the applicable Post-Market Purchase Valuation Period (calculated in accordance with the Purchase Agreement).

There is no upper limit on the price per share that Roth Principal Investments could be obligated to pay for the Common Stock the Company may elect to sell to it in any Market Open Purchase, any Intraday Purchase, any Pre-Market Purchase or any Post-Market Purchase under the Purchase Agreement. In the case of Market Open Purchases, Intraday Purchases, Pre-Market Purchases and Post-Market Purchases effected by the Company under the Purchase Agreement, if any, all share and dollar amounts used in determining the purchase price per share of Common Stock to be purchased by Roth Principal Investments in a Market Open Purchase, an Intraday Purchase, a Pre-Market Purchase or a Post-Market Purchase (as applicable), or in determining the applicable maximum purchase share amounts or applicable volume or price threshold amounts in connection with any such Purchase (as applicable), in each case, will be equitably adjusted as set forth in the Purchase Agreement for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during any period used to calculate such per share purchase price, maximum purchase share amounts or applicable volume or minimum price thresholds.

The Company will control the timing and amount of any sales of Common Stock to Roth Principal Investments that the Company may elect, in the Company’s sole discretion, to effect from time to time from and after the Commencement Date and during the term of the Purchase Agreement. Actual sales of shares of Common Stock to Roth Principal Investments under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company’s business and operations. The Company has no obligation to sell any shares to Roth Principal Investments, and Roth Principal Investments is obligated to purchase shares only as directed by the Company and subject to the terms and conditions of the Purchase Agreement.

Under the applicable Nasdaq rules, in no event may the Company issue to Roth Principal Investments under the Purchase Agreement more than 4,272,062 shares of Common Stock, which number of shares is equal to 19.999% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by Roth Principal Investments for all of the shares of Common Stock that the Company directs Roth Principal Investments to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $1.2143 (representing the lower of (a) the official closing price of Common Stock on Nasdaq on the trading day immediately prior to the execution of the Purchase Agreement and (b) the average official closing price of Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately prior to the execution of the Purchase Agreement, adjusted as required by Nasdaq to take into account, among other things, the Company’s payment of the Cash Commitment Fee (defined below) to Roth Principal Investments), so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement.

Moreover, the Company may not issue or sell any shares of Common Stock to Roth Principal Investments under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by Roth Principal Investments and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act, and Rule 13d-3 thereunder), would result in Roth Principal Investments beneficially owning more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”).

The net proceeds to the Company from sales that the Company elects to make to Roth Principal Investments under the Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells shares of Common Stock to Roth Principal Investments. The Company expects that any proceeds received by the Company from such sales of Common Stock to Roth Principal Investments will be used for working capital and general corporate purposes.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, other than a prohibition (with certain limited exceptions) on entering into specified “Variable Rate Transactions” (as such term is defined in the Purchase Agreement) during the term of the Purchase Agreement. Such transactions include, among others, the issuance of convertible securities with a conversion or exercise price that is based upon or varies with the trading price of Common Stock after the date of issuance, or the Company’s effecting or entering into an agreement to effect an “equity line of credit” or other substantially similar continuous offering with a third party, in which the Company may offer, issue or sell Common Stock or any securities exercisable, exchangeable or convertible into Common Stock at a future determined price.

Roth Principal Investments has agreed that none of Roth Principal Investments, any of its officers, or any entity managed or controlled by Roth Principal Investments will engage in or effect, directly or indirectly, for Roth Principal Investments’ own account or for the principal account of any such entity managed or controlled by Roth Principal Investments, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock during the term of the Purchase Agreement.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 36-month anniversary of the Commencement Date, (ii) the date on which Roth Principal Investments shall have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price of $40,000,000, (iii) the date on which the Common Stock shall have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such 30th trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company make a general assignment for the benefit of creditors.

The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon 10 trading days’ prior written notice to Roth Principal Investments. The Company and Roth Principal Investments may also terminate the Purchase Agreement at any time by mutual written consent.

Roth Principal Investments also has the right to terminate the Purchase Agreement upon 10 trading days’ prior written notice to us, but only upon the occurrence of certain events, including: the occurrence and continuation of a Material Adverse Effect (as such term is defined in the Purchase Agreement); the occurrence of a Fundamental Transaction (as such term is defined in the Purchase Agreement) involving the Company; certain failures to file registration statements by applicable deadlines or have them declared effective by the SEC by applicable deadlines, or material breaches or defaults under the Registration Rights Agreement that remain uncured for 10 trading days after notice; material breaches or defaults by the Company under the Purchase Agreement or the Registration Rights Agreement that remain uncured for 10 trading days after notice; the lapse of effectiveness of any registration statement or unavailability of the prospectus for a period of 20 consecutive trading days or more than 60 trading days in any 365-day period (other than due to acts of Roth Principal Investments); or the suspension of trading in the Common Stock on Nasdaq for a period of five consecutive trading days.

No termination of the Purchase Agreement by the Company or by Roth Principal Investments will become effective prior to the fifth trading day immediately following the date on which any pending Purchase has been fully settled in accordance with the terms and conditions of the Purchase Agreement. No termination of the Purchase Agreement will affect the Registration Rights Agreement, which will survive any termination of the Purchase Agreement. Neither the Company nor Roth Principal Investments may assign or transfer any of their respective rights or obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or Roth Principal Investments.

Roth Principal Investments, LLC is an affiliate of Roth Capital Partners, LLC (“RCP”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). RCP will act as an executing broker that will effectuate resales of Common Stock that have been and may be acquired by Roth Principal Investments from the Company pursuant to the Purchase Agreement.

Because Roth Principal Investments will receive all the net proceeds from such resales of Common Stock made to the public through RCP, RCP is deemed to have a “conflict of interest” within the meaning of FINRA Rule 5121. Consequently, the offering will be conducted in compliance with the provisions of FINRA Rule 5121, which requires that a “qualified independent underwriter,” as defined in FINRA Rule 5121, participate in the preparation of the registration statement that includes this prospectus and exercise the usual standards of “due diligence” with respect thereto. Accordingly, the Company has engaged Digital Offering, LLC, a registered broker-dealer and FINRA member (“Digital Offering”), to be the qualified independent underwriter in the offering and, in such capacity, participate in the preparation of the Registration Statement and exercise the usual standards of “due diligence” with respect thereto.

As consideration for Roth Principal Investments’ commitment to purchase shares of Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, we (i) paid to Roth Principal Investments a cash “structuring fee” of $25,000, prior to the Company’s execution of the Purchase Agreement, and (ii) agreed to pay to Roth Principal Investments a cash commitment fee of $800,000 (the “Cash Commitment Fee”), which is equal to 2.0% of Roth Principal Investments’ $40,000,000 total aggregate dollar amount purchase commitment under the Purchase Agreement. The Cash Commitment Fee shall be payable in cash to Roth Principal Investments out of the first proceeds, following Market Open Purchases, Intraday Purchases, Pre-Market Purchases and/or Post-Market Purchases, at a 10% participation rate until the entire Commitment Fee has been received by the Roth Principal Investments.

In addition, we have agreed to reimburse Roth Principal Investments for the reasonable legal fees and disbursements of Roth Principal Investments’ legal counsel in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement in an amount equal to $75,000 (the “Initial Legal Fee Reimbursement Amount”), upon the Company’s execution of the Purchase Agreement and Registration Rights Agreement. We have also agreed to reimburse Roth Principal Investments up to $7,500 per fiscal quarter (the “Additional Investor Legal Fee Reimbursement Amount”) for the reasonable legal fees and disbursements of Roth Principal Investments’ legal counsel in connection with quarterly and annual bring-down due diligence investigations and related matters as contemplated by the Purchase Agreement.

The Company has paid directly to Digital Offering a cash fee of $50,000, as consideration for its services in connection with acting as the qualified independent underwriter in the offering. Digital Offering will receive no other compensation for acting as the qualified independent underwriter in the offering.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions, and indemnification obligations of the parties.

Because the per share purchase price that Roth Principal Investments will pay for Purchase Shares in any Market Open Purchase, Intraday Purchase, Pre-Market Purchase or Post-Market Purchase that the Company may elect to effect pursuant to the Purchase Agreement will be determined by reference to the VWAP during the applicable Purchase Valuation Period on the applicable Purchase Date for such Purchase, the Company cannot determine the actual purchase price per share that Roth Principal Investments will be required to pay for any Purchase Shares that the Company may elect to sell to Roth Principal Investments under the Purchase Agreement from and after Commencement and, therefore, the Company cannot be certain how many Purchase Shares, in the aggregate, the Company may issue and sell to Roth Principal Investments under the Purchase Agreement from and after Commencement.

The form of Purchase Agreement and Registration Rights Agreement are filed as exhibits 10.1, and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of the Purchase Agreement and Registration Rights Agreement are subject to, and qualified in their entirety by, the full text of such documents, where applicable, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 under the heading “Committed Equity Facility” is hereby incorporated by reference into this Item 3.02. The Purchase Shares will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements. This Current Report on Form 8-K contains “forward-looking statements” relating to the Company’s business, including statements related to the satisfaction of the conditions to Roth Principal Investments’ purchase obligations and the intended use of any proceeds to the Company from the Committed Equity Facility, that are often identified using “believes”, “expects”, or similar expressions. Forward-looking statements involve several estimates, assumptions, risks, and other uncertainties that may cause actual results to be materially different from those anticipated, believed, estimated, expected, etc. Accordingly, forward-looking statements are not guarantees of future results. Actual results could differ from those projected due to numerous factors and uncertainties. Although the Company believes that the expectations, opinions, projections, and comments reflected in these forward-looking statements are reasonable, the Company can give no assurance that such statements will prove to be correct, and that the Company’s actual results of operations, financial condition and performance will not differ materially from the results of operations, financial condition and performance reflected or implied by these forward-looking statements. Undue reliance should not be placed on the forward-looking statements and investors should refer to the risk factors outlined in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and the Company’s subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and the Company assumes no obligation to update these statements or the reasons why actual results could differ from those projected, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Common Stock Purchase Agreement, dated as of May 15, 2026, by and between Flux Power Holdings, Inc. and Roth Principal Investments, LLC
10.2	Registration Rights Agreement, dated as of May 15, 2026, by and between Flux Power Holdings, Inc. and Roth Principal Investments, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2026	Flux Power Holdings, Inc.

	By:	/s/ Kevin Royal
Kevin Royal
Chief Financial Officer